Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated May 30, 2014, to the

Prospectus dated November 30, 2013, regarding the

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES (DSBFX) AND INSTITUTIONAL SHARES (DSBIX)

(the “Bond Fund”)

Under “Domini Social Bond Fund” on page 42 of the Prospectus, the following is added:

Seix, the Bond Fund’s submanager, was a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth Inc.”). On December 11, 2013, certain employees of RidgeWorth Inc., in partnership with affiliated investment funds of Lightyear Capital, a private equity firm, entered into an agreement to acquire all outstanding equity securities of RidgeWorth Inc. from SunTrust Banks, Inc. (the “Transaction”). To implement the Transaction, RidgeWorth Inc., a corporation organized under the laws of the State of Georgia was reorganized as a limited liability company under the laws of the State of Delaware called RidgeWorth Capital Management LLC (“RidgeWorth LLC”). Seix is a wholly-owned subsidiary of RidgeWorth LLC. Effective May 30, 2014, RidgeWorth LLC is owned by its employees and Lightyear Capital, a private equity firm.

The May 30, 2014, closing of the Transaction resulted in an “assignment” and termination of the Seix submanagement agreement then in effect in accordance with its terms and applicable law. To prevent any disruption of submanagement services to the Bond Fund, Domini and Seix agreed upon and the Board of Trustees of the Fund approved a new submanagement agreement with Seix which took effect on May 30, 2014. The new submanagement agreement is substantially the same as the prior submanagement agreement. There are no changes anticipated for the submanagement fee arrangements, services provided by Seix, or the portfolio management team as a result of the new submanagement agreement or the Transaction.

Domini and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits Domini to enter into submanagement arrangements without shareholder approval under certain circumstances. In accordance with the terms of the exemptive order, an information statement relating to the new submanagement agreement with Seix will be provided to Bond Fund shareholders within 90 days of the close of the Transaction.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.